UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CuRRENT REPORT
Pursuant to Section 13 or (g) or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

SMART GLOBAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38102	98-1013909
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

c/o Maples Corporate Services Limited P.O. Box 309 Ugland House Grand Cayman (Address of principal executive offices)		KY1 -1104 Cayman Islands (Zip Code)

Registrant’s telephone number, including area code: (510) 623-1231

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On January 29, 2018, SMART Global Holdings, Inc., a Cayman Islands exempted company, (the “Company”), and four of its principal shareholders (collectively, the “Silver Lake Investors”), entered into an amendment (the “Amendment”) to the Amended and Restated Investors Shareholders Agreement dated as of November 5, 2016, as amended as of May 30, 2017 and October 17, 2017 (as further amended by the Amendment, the “Agreement”), by and among the Company, the Silver Lake Investors, certain management and employee investors and certain former warrant holders of the Company. The Silver Lake Investors are each affiliated with certain directors of the Company.

The Amendment reduces the number of “Key Management Investors” subject to the share transfer restrictions set forth in the Agreement to include only the current President and Chief Executive Officer of the Company. In addition, the Amendment modifies the number of shares Key Management Investors are permitted to sell during the applicable periods by providing that (1) until May 30, 2018, the Key Management Investors will be subject to a transfer cap equal to the pro rata number of shares of the Company transferred by the Silver Lake Investors, and (2) from May 31, 2018 to May 30, 2020, the transfer cap will be equal to the pro rata number of shares of the Company transferred by the Silver Lake Investors plus 20% of the shareholdings of the Key Management Investors as of the November 20, 2017. In most cases the Amendment reduces the number of shares the Key Management Investors can sell by no longer exempting from the transfer caps, transfers made in a registered public offering. The Amendment exempts from the restrictions, shares underlying restricted stock units that vest after November 5, 2018.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
4.1	Amendment No. 4 to Investors Shareholders Agreement, by and among SMART Global Holdings, Inc., Silver Lake Partners III Cayman (AIV III), L.P., Silver Lake Technology Investors III Cayman, L.P., Silver Lake Sumeru Fund Cayman, L.P. and Silver Lake Technology Investors Sumeru Cayman, L.P., the Management Investors and the Warrant Investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMART Global Holdings, Inc.

By:	/s/ Bruce Goldberg
	Name:	Bruce Goldberg
	Title:	Vice President, Chief Legal Officer and Chief Compliance Officer

February 2, 2018